Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

September 30, 2007

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company.  Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary – Occupancy at End of Each Period Shown (1)	5
Portfolio Occupancy at the End of Each Period (1)	6
Major Tenants (1)	7
Lease Expirations as of September 30, 2007	8
Leasing Activity (1)	9

Financial Data:

Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	17
Senior Unsecured Notes Financial Covenants	17
Future Scheduled Principal Payments	18

Investor Information	19

Geographic Diversification

As of September 30, 2007
State	# of Centers	GLA	% of GLA
South Carolina	3	1,171,826	14%
Georgia	3	826,643	10%
New York	1	729,315	9%
Texas	2	620,000	8%
Alabama	2	611,444	7%
Delaware	1	568,926	7%
Michigan	2	436,751	5%
Tennessee	1	419,038	5%
Utah	1	300,602	4%
Connecticut	1	291,051	4%
Missouri	1	277,883	3%
Iowa	1	277,230	3%
Oregon	1	270,280	3%
Illinois	1	256,514	3%
Pennsylvania	1	255,152	3%
Louisiana	1	243,499	3%
New Hampshire	1	227,849	3%
Florida	1	198,950	2%
North Carolina	2	186,458	2%
California	1	109,600	1%
Maine	2	84,313	1%
Total (1)	30	8,363,324	100%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

Property Summary – Occupancy at End of Each Period Shown (1)

Location	Total GLA 9/30/07	% Occupied 9/30/07	% Occupied 6/30/07	% Occupied 3/31/07	% Occupied 12/31/06	% Occupied 9/30/06
Riverhead, NY	729,315	98%	99%	97%	100%	98%
Rehoboth, DE	568,926	98%	99%	98%	99%	100%
Foley, AL	531,869	99%	98%	96%	98%	96%
San Marcos, TX	442,510	99%	99%	98%	99%	98%
Myrtle Beach, SC	426,417	96%	97%	94%	95%	94%
Sevierville, TN	419,038	99%	99%	98%	100%	100%
Hilton Head, SC	393,094	87%	88%	85%	88%	88%
Charleston, SC	352,315	94%	93%	90%	89%	81%
Commerce II, GA	347,025	98%	96%	94%	99%	96%
Howell, MI	324,631	99%	99%	99%	100%	99%
Park City, UT	300,602	100%	100%	99%	100%	99%
Locust Grove, GA	293,868	100%	95%	94%	99%	93%
Westbrook, CT	291,051	99%	94%	93%	99%	96%
Branson, MO	277,883	100%	100%	98%	100%	99%
Williamsburg, IA	277,230	99%	98%	95%	99%	98%
Lincoln City, OR	270,280	99%	96%	99%	97%	96%
Tuscola, IL	256,514	77%	72%	69%	77%	70%
Lancaster, PA	255,152	100%	99%	99%	100%	100%
Gonzales, LA	243,499	100%	100%	98%	100%	100%
Tilton, NH	227,849	100%	99%	96%	100%	94%
Fort Myers, FL	198,950	96%	96%	97%	100%	100%
Commerce I, GA	185,750	90%	90%	90%	90%	87%
Terrell, TX	177,490	100%	100%	98%	99%	91%
West Branch, MI	112,120	100%	100%	87%	96%	100%
Barstow, CA	109,600	100%	100%	100%	100%	100%
Blowing Rock, NC	104,280	98%	99%	97%	100%	100%
Nags Head, NC	82,178	100%	100%	100%	100%	100%
Boaz, AL	79,575	98%	96%	92%	98%	98%
Kittery I, ME	59,694	95%	100%	100%	100%	100%
Kittery II, ME	24,619	94%	94%	94%	94%	94%
Total	8,363,324	97% (2)	97% (2)	95% (2)	98% (2)	96% (2)

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

(2)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and has not yet stabilized.

Portfolio Occupancy at the End of Each Period (1)

09/07 (2)     06/07 (2)       03/07 (2)           12/06 (2)         09/06        06/06        03/06        12/05        09/05
97%         97%        95%          98%        96%          96%           95%         97%          96%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

(2)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and has not yet stabilized.

Major Tenants (1)
Ten Largest Tenants As of September 30, 2007
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	63	648,638	7.8%
Phillips-Van Heusen	93	440,118	5.3%
Liz Claiborne	38	293,978	3.5%
Adidas	34	279,274	3.3%
VF Factory Outlet	29	266,819	3.2%
Dress Barn, Inc.	36	238,352	2.9%
Nike	17	222,098	2.7%
Carter’s	44	217,721	2.6%
Polo Ralph Lauren	20	188,728	2.2%
Jones Retail Corporation	67	187,259	2.2%
Total of All Listed Above	441	2,982,985	35.7%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

Lease Expirations as of September 30, 2007

Percentage of Total Gross Leasable Area (1)

2007           2008          2009        2010        2011        2012       2013       2014      2015      2016   2017+
2.00%    13.00%    18.00%    17.00%    19.00%    15.00%    6.00%    2.00%    2.00%    2.00%    4.00%

Percentage of Total Annualized Base Rent (1)

2007           2008          2009        2010        2011        2012       2013       2014      2015      2016   2017+
2.00%    11.00%    16.00%    20.00%    18.00%    15.00%    6.00%    2.00%    2.00%    3.00%    5.00%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

Leasing Activity (1)
	03/31/07	06/30/07	09/30/07	12/31/07	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	89	31	46		166	128
Gross leasable area	321,288	107,874	169,555		598,717	448,611
New initial base rent per square foot	$21.54	$23.41	$19.92		$21.42	$18.96
Prior expiring base rent per square foot	$16.57	$17.82	$16.04		$16.65	$16.31
Percent increase	30.0%	31.4%	24.2%		28.7%	16.3%

New straight line base rent per square foot	$22.51	$25.01	$20.74		$22.46	$19.67
Prior straight line base rent per square foot	$16.39	$16.90	$15.85		$16.33	$16.08
Percent increase	37.4%	47.9%	30.9%		37.6%	22.3%

Renewed Space:
Number of leases	156	62	30		248	320
Gross leasable area	733,856	286,013	107,010		1,126,879	1,381,718
New initial base rent per square foot	$18.32	$16.04	$18.53		$17.76	$17.21
Prior expiring base rent per square foot	$16.73	$14.28	$16.76		$16.11	$15.86
Percent increase	9.5%	12.3%	10.6%		10.2%	8.5%

New straight line base rent per square foot	$18.71	$16.25	$18.21		$18.03	$17.42
Prior straight line base rent per square foot	$16.52	$14.19	$16.58		$15.93	$15.61
Percent increase	13.3%	14.5%	9.8%		13.2%	11.6%

Total Re-tenanted and Renewed Space:
Number of leases	245	93	76		414	448
Gross leasable area	1,055,144	393,887	276,565		1,725,596	1,830,329
New initial base rent per square foot	$19.30	$18.06	$19.38		$19.03	$17.64
Prior expiring base rent per square foot	$16.68	$15.25	$16.32		$16.30	$15.97
Percent increase	15.7%	18.4%	18.8%		16.8%	10.4%

New straight line base rent per square foot	$19.86	$18.65	$19.76		$19.57	$17.97
Prior straight line base rent per square foot	$16.48	$14.94	$16.13		$16.07	$15.72
Percent increase	20.6%	24.8%	22.5%		21.8%	14.3%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

Consolidated Balance Sheets (dollars in thousands)

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Assets
Rental property
Land	$129,921	$130,138	$130,137	$130,137	$130,250
Buildings	1,074,310	1,074,260	1,071,691	1,068,070	1,059,725
Construction in progress	61,364	39,728	23,944	18,640	--
Total rental property	1,265,595	1,244,126	1,225,772	1,216,847	1,189,975
Accumulated depreciation	(302,411)	(296,319)	(287,720)	(275,372)	(266,054)
Total rental property – net	963,184	947,807	938,052	941,475	923,921
Cash & cash equivalents	2,434	1,223	3,273	8,453	20,197
Assets held for sale	2,052	--	--	--	--
Investments in unconsolidated jointventures	11,908	14,324	14,052	14,451	14,581
Deferred charges – net	47,306	49,795	52,312	55,089	57,915
Other assets	26,563	28,904	21,149	21,409	26,819
Total assets	$1,053,447	$1,042,053	$1,028,838	$1,040,877	$1,043,433
Liabilities, minority interest & shareholders’ equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$498,722	$498,704	$498,685	$498,668	$498,650
Mortgages payable, including premium	175,312	176,850	178,363	179,911	181,420
Unsecured lines of credit	23,300	7,900	--	--	--
Total debt	697,334	683,454	677,048	678,579	680,070
Construction trade payables	27,943	27,840	22,266	23,504	21,049
Accounts payable & accruals	35,237	26,656	25,680	25,094	27,254
Total liabilities	760,514	737,950	724,994	727,177	728,373
Minority interest in operating partnership	35,366	37,191	37,193	39,024	39,270
Shareholders’ equity
Preferred shares	75,000	75,000	75,000	75,000	75,000
Common shares	313	313	313	310	310
Paid in capital	350,701	349,599	347,933	346,361	345,411
Distributions in excess of net income	(169,419)	(165,139)	(158,902)	(150,223)	(147,030)
Accum. other compreh. income	972	7,139	2,307	3,228	2,099
Total shareholders’ equity	257,567	266,912	266,651	274,676	275,790
Total liabilities, minority interest & shareholders’ equity	$1,053,447	$1,042,053	$1,028,838	$1,040,877	$1,043,433

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	09/07	06/07	03/07	12/06	09/06	09/07	09/06
Revenues
Base rentals	$37,207	$36,318	$35,089	$36,285	$35,260	$108,614	$101,816
Percentage rentals	2,305	1,662	1,467	2,890	1,736	5,434	4,292
Expense reimbursements	16,719	15,764	15,013	17,126	14,866	47,496	41,271
Other income	2,155	1,590	1,498	2,034	2,400	5,243	5,248
Total revenues	58,386	55,334	53,067	58,335	54,262	166,787	152,627
Expenses
Property operating	19,158	17,822	16,913	20,119	17,616	53,893	48,183
General & administrative	4,916	4,903	4,277	4,402	4,147	14,096	12,304
Depreciation & amortization	14,941	15,490	18,439	14,034	13,531	48,870	42,978
Total expenses	39,015	38,215	39,629	38,555	35,294	116,859	103,465
Operating income	19,371	17,119	13,438	19,780	18,968	49,928	49,162
Interest expense (1)	10,087	10,072	10,056	9,919	10,932	30,215	30,856
Income before equity in earnings of unconsolidated joint ventures and minority interest	9,284	7,047	3,382	9,861	8,036	19,713	18,306
Equity in earnings of unconsolidated joint ventures	461	334	235	297	539	1,030	971
Minority interest in operating partnership	(1,370)	(982)	(364)	(1,446)	(1,186)	(2,716)	(2,524)
Income from continuing operations	8,375	6,399	3,253	8,712	7,389	18,027	16,753
Discontinued operations (2)	22	26	28	47	25	76	11,797
Net income	8,397	6,425	3,281	8,759	7,414	18,103	28,550
Less applicable preferred share dividends	(1,406)	(1,407)	(1,406)	(1,406)	(1,406)	(4,219)	(4,027)
Net income available to common shareholders	$6,991	$5,018	$1,875	$7,353	$6,008	$13,884	$24,523
Basic earnings per common share:
Income from continuing operations	$.23	$.16	$.06	$.24	$.20	$.45	$.42
Net income	$.23	$.16	$.06	$.24	$.20	$.45	$.80
Diluted earnings per common share:
Income from continuing operations	$.22	$.16	$.06	$.23	$.19	$.44	$.41
Net income	$.22	$.16	$.06	$.23	$.19	$.44	$.79
Weighted average common shares:
Basic	30,847	30,824	30,743	30,651	30,619	30,805	30,582
Diluted	31,400	31,547	31,550	31,380	30,983	31,401	30,923

(1)	Three months ended September 30, 2006 includes a prepayment premium and deferred loan cost write off of $917,000.
(2)
In accordance with SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, the results of operations for properties sold for which we have no significant continuing involvement, including any gain or loss on such sales, and properties classified as assets held for sale, have been reported above as discontinued operations for both the current and prior periods presented.

FFO and FAD Analysis (dollars and shares in thousands)
	Three Months Ended					YTD
	09/07	06/07	03/07	12/06	09/06	09/07	09/06
Funds from operations:
Net income	$8,397	$6,425	$3,281	$8,759	$7,414	$18,103	$28,550
Adjusted for -
Minority interest in operating partnership	1,370	982	364	1,446	1,186	2,716	2,524
Minority interest, depreciation discontinued operations	52	54	54	57	52	160	2,604
Depreciation and amortization uniquely significant to real estate – wholly owned	14,865	15,412	18,364	13,967	13,465	48,641	42,780
Depreciation and amortization uniquely significant to real estate – joint ventures	651	680	654	623	444	1,985	1,202
(Gain) on sale of real estate	--	--	--	--	--	--	(13,833)
Preferred share dividend	(1,406)	(1,407)	(1,406)	(1,406)	(1,406)	(4,219)	(4,027)
Funds from operations	$23,929	$22,146	$21,311	$23,446	$21,155	$67,386	$59,800

Funds from operations per share	$.64	$.59	$.57	$.63	$.57	$1.80	$1.62
Funds available for distribution:
Funds from operations	$23,929	$22,146	$21,311	$23,446	$21,155	$67,386	$59,800
Adjusted For -
Corporate depreciation excluded above	76	78	75	67	67	229	198
Amortization of finance costs	473	417	418	413	386	1,308	982
Early extinguishment of debt	--	--	--	--	917	--	917
Amortization of share compensation	1,067	1,057	832	651	880	2,956	2,022
Straight line rent adjustment	(753)	(839)	(714)	(521)	(633)	(2,306)	(1,698)
Market rent adjustment	(277)	(236)	(364)	(332)	(326)	(877)	(1,132)
Market rate interest adjustment	(605)	(597)	(585)	(592)	(589)	(1,787)	(1,738)
2nd generation tenant allowances	(3,268)	(5,314)	(6,047)	(3,351)	(2,527)	(14,629)	(6,194)
Capital improvements	(579)	(2,188)	(1,880)	(3,041)	(2,911)	(4,647)	(8,248)
Funds available for distribution	$20,063	$14,524	$13,046	$16,740	$16,419	$47,633	$44,909
Funds available for distribution per share	$.54	$.39	$.35	$.45	$.44	$1.27	$1.21
Dividends paid per share	$.36	$.36	$.34	$.34	$.34	$1.06	$1.0025

FFO payout ratio	56%	61%	60%	54%	60%	59%	62%
FAD payout ratio	67%	92%	97%	76%	77%	83%	83%
Diluted weighted average common shs.	37,467	37,614	37,616	37,447	37,050	37,468	36,990

Unconsolidated Joint Venture Information – All
Summary Balance Sheets (dollars in thousands)
	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	Tanger’s Share as of 9/30/07
Assets
Investment properties at cost – net	$72,200	$73,272	$74,017	$74,253	$74,913	$36,101
Construction in progress	81,638	55,487	44,049	38,449	29,776	27,213
Cash and cash equivalents	4,109	4,899	3,260	6,539	14,173	1,686
Deferred charges – net	2,746	2,733	2,294	2,824	2,122	1,204
Other assets	9,305	8,843	16,663	15,239	21,141	3,560
Total assets	$169,998	$145,234	$140,283	$137,304	$142,125	$69,764

Liabilities & Owners’ Equity
Mortgage payable	$128,886	$112,292	$103,444	$100,138	$99,561	$53,137
Construction trade payables	14,128	1,423	1,283	2,734	6,162	4,815
Accounts payable & other liabilities	3,915	1,571	4,696	2,767	2,904	1,533
Total liabilities	146,929	115,286	109,423	105,639	108,627	59,485
Owners’ equity	23,069	29,948	30,860	31,665	33,498	10,279
Total liabilities & owners’ equity	$169,998	$145,234	$140,283	$137,304	$142,125	$69,764

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/07	06/07	03/07	12/06	09/06	09/07	09/06
Revenues	$4,949	$4,780	$4,636	$4,434	$4,441	$14,365	$10,269
Expenses
Property operating	1,643	1,596	1,764	1,457	1,726	5,003	3,958
General & administrative	60	117	42	82	58	219	131
Depreciation & amortization	1,353	1,409	1,357	1,283	924	4,119	2,498
Total expenses	3,056	3,122	3,163	2,822	2,708	9,341	6,587
Operating income	1,893	1,658	1,473	1,612	1,733	5,024	3,682
Interest expense	1,025	1,061	1,056	1,060	700	3,142	1,847
Net income	$868	$597	$417	$552	$1,033	$1,882	$1,835
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$1,625	$1,544	$1,417	$1,457	$1,334	$4,586	$3,096
Net income	$461	$334	$235	$297	$539	$1,030	$971
Depreciation (real estate related)	$651	$679	$655	$623	$444	$1,985	$1,202

Unconsolidated Joint Venture Information – Myrtle Beach Hwy 17
Summary Balance Sheets (dollars in thousands)
	9/30/07	6/30/07	3/31/07	12/31/06	09/30/06	Tanger’s Share as of 9/30/07
Assets
Investment properties at cost – net	$35,541	$36,136	$36,681	$36,476	$36,842	$17,771
Cash and cash equivalents	1,501	1,826	1,769	1,941	2,067	751
Deferred charges – net	896	986	1,034	1,043	1,095	448
Other assets	2,243	2,256	2,151	1,888	1,928	1,122
Total assets	$40,181	$41,204	$41,635	$41,348	$41,932	$20,092

Liabilities & Owners’ Equity
Mortgage payable	$35,800	$35,800	$35,800	$35,800	$35,800	$17,900
Construction trade payables	426	1,005	1,031	321	155	213
Accounts payable & other liabilities	841	319	580	119	256	422
Total liabilities	37,067	37,124	37,411	36,240	36,211	18,535
Owners’ equity	3,114	4,080	4,224	5,108	5,721	1,557
Total liabilities & owners’ equity	$40,181	$41,204	$41,635	$41,348	$41,932	$20,092

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/07	06/07	03/06	12/06	09/06	09/07	09/06
Revenues	$3,208	$2,997	$2,767	$2,842	$3,016	$8,972	$8,649
Expenses
Property operating	1,174	1,054	1,069	1,050	1,068	3,297	3,133
General & administrative	3	22	6	5	2	31	29
Depreciation & amortization	753	817	807	807	797	2,377	2,371
Total expenses	1,930	1,893	1,882	1,862	1,867	5,705	5,533
Operating income	1,278	1,104	885	980	1,149	3,267	3,116
Interest expense	566	555	551	564	573	1,672	1,720
Net income	$712	$549	$334	$416	$576	$1,595	$1,396
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$1,014	$961	$846	$893	$973	$2,821	$2,774
Net income	$371	$289	$181	$216	$303	$841	$742
Depreciation (real estate related)	$362	$394	$390	$395	$384	$1,146	$1,142

Unconsolidated Joint Venture Information – Wisconsin Dells
Summary Balance Sheets (dollars in thousands)
	09/30/07	06/30/07	03/31/07	12/31/06	09/30/06	Tanger’s Share as of 09/30/07
Assets
Investment properties at cost - net	$36,659	$37,136	$37,336	$37,777	$38,071	$18,330
Cash and cash equivalents	396	720	2	681	668	198
Deferred charges – net	836	898	959	1,011	1,026	418
Other assets	506	494	8,034	7,463	7,834	253
Total assets	$38,397	$39,248	$46,331	$46,932	$47,599	$19,199

Liabilities & Owners’ Equity
Mortgage payable	$25,250	$25,250	$28,894	$28,894	$26,154	$12,625
Construction trade payables	206	418	252	2,413	6,007	103
Accounts payable & other liabilities	517	607	3,922	2,454	2,454	259
Total liabilities	25,973	26,275	33,068	33,761	34,615	12,987
Owners’ equity	12,424	12,973	13,263	13,171	12,984	6,212
Total liabilities & owners’ equity	$38,397	$39,248	$46,331	$46,932	$47,599	$19,199

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/07	06/07	03/07	12/06	09/06	09/07	09/06
Revenues	$1,704	$1,777	$1,856	$1,573	$1,409	$5,337	$1,571
Expenses
Property operating	469	542	695	407	658	1,706	825
General & administrative	5	26	10	7	6	41	12
Depreciation & amortization	600	592	550	476	127	1,742	127
Total expenses	1,074	1,160	1,255	890	791	3,489	964
Operating income	630	617	601	683	618	1,848	607
Interest expense	459	506	505	496	127	1,470	127
Net income	$171	$111	$96	$187	$491	$378	$ 480
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$614	$605	$576	$580	$372	$1,795	$ 367
Net income	$95	$67	$58	$105	$248	$220	$ 243
Depreciation (real estate related)	$290	$285	$265	$228	$ 60	$840	$ 60

Unconsolidated Joint Venture Information – Deer Park
Summary Balance Sheets (dollars in thousands)
	09/30/07	06/30/07	3/31/07	12/31/06	09/30/06	Tanger’s Share as of 09/30/07
Assets
Construction in progress	$81,638	$55,487	$44,049	$38,449	$29,776	$27,213
Cash and cash equivalents	2,212	2,353	1,489	3,917	11,438	737
Deferred charges – net	1,014	849	301	770	1	338
Other assets	6,556	6,093	6,478	5,888	11,379	2,185
Total assets	$91,420	$64,782	$52,317	$49,024	$52,594	$30,473

Liabilities & Owners’ Equity
Mortgage payable	$67,836	$51,242	$38,750	$35,444	$37,607	$22,612
Construction trade payables	13,496	--	--	--	--	4,499
Accounts payable & other liabilities	2,557	645	194	194	194	852
Total liabilities	83,889	51,887	38,944	35,638	37,801	27,963
Owners’ equity	7,531	12,895	13,373	13,386	14,793	2,510
Total liabilities & owners’ equity	$91,420	$64,782	$52,317	$49,024	$52,594	$30,473

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/07	06/07	03/07	12/06	09/06	09/07	09/06
Revenues	$37	$6	$13	$19	$16	$56	$ 49
Expenses
Property operating	--	--	--	--	--	--	--
General & administrative	52	69	26	70	50	147	90
Depreciation & amortization	--	--	--	--	--	--	--
Total expenses	52	69	26	70	50	147	90
Operating income	(15)	(63)	(13)	(51)	(34)	(91)	(41)
Interest expense	--	--	--	--	--	--	--
Net loss	$(15)	$(63)	$(13)	$(51)	$(34)	$(91)	$ (41)
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$(5)	$(21)	$(4)	$(17)	$(12)	$(30)	$(14)
Net loss	$(5)	$(21)	$(4)	$(17)	$(12)	$(30)	$(14)
Depreciation (real estate related)	$ --	$ --	$--	$ --	$ --	$ --	$ --

Debt Outstanding Summary (dollars in thousands)

As of September 30, 2007
	Principal Balance	Interest Rate	Maturity Date
Mortgage debt
COROC Holdings, LLC, including centers located in Rehoboth Beach, DE; Foley, AL; Myrtle Beach (Hwy 501), SC; Hilton Head, SC; Park City, UT; Westbrook, CT; Lincoln City, OR; Tuscola, IL; Tilton, NH	$173,658	6.590%	07/10/08
Net debt premium, COROC Holdings, LLC (1)	1,654
Total mortgage debt	175,312

Unsecured debt
Unsecured credit facilities	23,300	Libor + 0.85%	06/30/09
2008 Senior unsecured notes	100,000	9.125%	02/15/08
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes	149,500	3.75%	8/15/26
Net discount, senior unsecured notes	(778)
Total unsecured debt	522,022
Total debt	$697,334
Senior Unsecured Notes Financial Covenants (2)

As of September 30, 2007
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	60%	50%	Yes
Total Secured Debt to Adjusted Total Assets	40%	13%	Yes
Total Unencumbered Assets to Unsecured Debt	135%	148%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	2.00	3.43	Yes

(1)	Represents a net premium on mortgage debt related to the Charter Oak acquisition.
(2)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Future Scheduled Principal Payments (dollars in thousands)

As of September 30, 2007
Year	Scheduled Amortization Payments	Balloon Payments	Total Scheduled Payments
2007	$979	$ --	$ 979
2008	2,328	270,351	272,679
2009	--	23,300	23,300
2010	--	--	--
2011	--	--	--
2012	--	--	--
2013	--	--	--
2014	--	--	--
2015	--	250,000	250,000
2016 & thereafter	--	149,500 (1)	149,500
	$3,307	$693,151	$696,458
Net Premium on Debt			876
			$697,334

(1) Of this amount, $149.5 million represents our exchangeable, senior unsecured notes issued in August 2006.  On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess.  Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events.  In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors.  Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-6825
Fax:      (336) 297-0931
e-mail:   tangermail@tangeroutlet.com
Mail:     Tanger Factory Outlet Centers, Inc.
              3200 Northline Avenue
              Suite 360
              Greensboro, NC  27408